UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report September 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)	NOPAX	NOPCX	—	NOPRX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)

These Funds feature management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments. Gunther Stein, director of investment strategies at Symphony, Ross Sakamoto, CFA, co-director of equity and Joel Drescher, co-director of equity serve as the portfolio managers for all the Funds. Here the managers review general market conditions and trends, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2013.

Effective May 31, 2013, the Nuveen Symphony Optimized Alpha Fund was renamed the Nuveen Symphony Low Volatility Equity Fund. The Fund’s investment policy was revised to comply with the “names rule” of the Investment Policy Act of 1940, which is applicable because the word “equity” is part of the Fund’s name. The following language was added to the Fund’s investment policy: “Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with varying market capitalizations.” There were no changes in the Fund’s portfolio management team or any other investment policies. Also, during this reporting period, the Fund’s primary index was changed. Previously, the Fund used the S&P 500® Index as it primary benchmark. The Fund is now compared to the Russell 1000® Index because it more closely reflects the Fund’s investment universe. Of final note, effective after the close of business on October 4, 2013, (subsequent to the close of this reporting period), the Nuveen Quantitative Enhanced Core Equity Fund was reorganized into the Fund.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting (subsequent to the close of this reporting period), the Central Bank reiterated this decision and said that it expected its “highly accommodative stance of monetary policy” to remain for “a considerable time” after the purchase program ends and the economic recovery strengthens.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Managers’ Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, compared with 2.5% rate for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.2% year-over-year as of September 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to improve slowly, with unemployment remaining above the Federal Reserve’s target of 6.5%. As of September 2013, the national unemployment rate was 7.2%, the lowest level since November 2008, down from 7.8% in September 2012. The housing market, long a major weak spot in the economic recovery, delivered good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.8% for the twelve months ended August 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006. This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. Lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013 (through September 30), the federal budget for fiscal 2014 remained under debate. (On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014.) In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and the potential impact on the economy and financial markets, which led to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 19.34% over the twelve-month reporting period. The small- and mid-cap segments of the U.S. equity market posted gains of 30.06% and 27.97%, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. The best-performing areas of the U.S. equity market during the year included the consumer discretionary, financials, health care and industrials sectors. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove very strong equity market advances globally. The European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 23.7% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with flat returns over this reporting period, according to the MSCI Emerging Market Index.

6	Nuveen Investments

How did the Funds perform during the twelve-month reporting period ended September 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds’ for the one-year, five-year and since inception periods ended September 30, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month period ended September 30, 2013?

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to rank companies within the Russell 1000® Growth Index according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon predetermined risk parameters relative to the Russell 1000® Growth Index. Our team of fundamental analysts analyzes company specific and macro issues that quantitative systems are not designed to detect and the portfolio manager adjusts the Fund’s holdings accordingly. This blended process seeks to deliver returns above the Russell 1000® Growth Index.

The information technology, consumer discretionary and consumer staples sectors negatively impacted the Fund’s performance during the reporting period. Within the technology sector, our underweight position in Facebook, Inc., created a drag on relative performance, even though the stock rallied 128% during the reporting period. The market has been favoring momentum and growth within this sector and we believe valuations are stretched, creating elevated levels of risk. Expectations are extremely high and if there is a miss or disappointment during the next few quarters, the stock could fall by a similar magnitude. Given the company’s risk profile, we remain comfortable being underweight. Also detracting was VMware, Inc., an industry leader in virtualization and cloud solutions in the U.S. and internationally. The company reported numbers in line with expectation during the first quarter of 2013 but second quarter projections were below analysts’ estimates, causing concern that the analysts’ full year numbers were too high.

During the reporting period, the Fund’s materials, financials and industrials sector holdings contributed positively to performance. Actavis, Inc. was one of our top performing health care holdings. The pharmaceuticals company had an attractive drug pipeline with additional upside potential due to synergies from a recent acquisition and throughout the reporting period posted favorable results. Another top contributor was Starbucks Corporation, the leading global roaster, marketer and retailer of specialty coffee. The company continued to deliver strong revenue and profit growth, benefiting from cost controls and strong same store sales comparisons. The company also benefited from two recent acquisitions: bakery chain La Boulange and fruit juice maker Evolution Fresh. Both acquisitions have helped Starbucks expand their offerings and the new products have been well received.

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Portfolio Managers’ Comments (continued)

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to rank companies within the Russell Midcap® Index according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon predetermined risk parameters relative to the Russell Midcap® Index. Our team of fundamental analysts analyzes company-specific and macro issues that quantitative systems are not designed to detect and the portfolio manager adjusts the Fund’s holdings accordingly. This blended process seeks to deliver active returns above the Russell Midcap® Index.

The consumer discretionary, information technology and consumer staples negatively impacted the Fund’s performance during the reporting period. Within the consumer discretionary sector, specialty retailers hurt performance. Value-oriented holding Foot Locker, Inc. continues to be negatively impacted. Also detracting from performance was ConAgra Foods, Inc., which manufactures and markets packaged foods for retail consumers, restaurants and institutions. The company underperformed after reporting weak U.S. sales of consumer foods. Pricing and volume both disappointed on the top line, while the food cost savings from falling input prices were spent on increasing promotions in an increasingly competitive environment. We have since exited the position, as we believe that the U.S. food retail environment will remain highly volatile.

During the reporting period, the Fund’s holdings in the financials, materials and energy sectors contributed positively to performance. Ocwen Financial Corporation, a leading non-bank financial services holding company, was a top performer. The company consistently posted strong quarterly results during the reporting period and grew EPS 66% during the first half of 2013. We believe this strong growth will continue as the firm’s unpaid principal balance pipeline has increased substantially since start of the 2013. We also believe the stock remains underpriced, while earnings have grown nearly 200%. Westlake Chemical Corporation, a manufacturer and marketer of basic chemicals, vinyl, polymers and fabricated building products, also contributed to performance. Within the materials sector, the Fund has been overweight to the advantaged feedstock companies, particularly those with exposure to natural gas.

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed the Lipper International Multi-Cap Growth Funds Classification Average, but underperformed the MSCI EAFE Index during the reporting period.

The Fund seeks to offer long-term capital appreciation potential. The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

8	Nuveen Investments

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to rank companies within the Fund’s investable universe according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon predetermined risk parameters relative to the MSCI EAFE Index. Fundamental analysts analyze company-specific and macro issues that quantitative systems may not detect, then portfolio managers adjust the holdings accordingly. This blended process seeks to deliver returns above the MSCI EAFE Index using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques.

The Fund’s positions in the U.S., Australia and Belgium underperformed. Sectors that detracted from performance included industrials and health care. The Fund’s holdings in Coca-Cola Amatil Limited, which manufactures, distributes and markets beverages detracted from performance. The company underperformed due to continued weakness in its key Australian business and announcement that their CEO will retire in mid-2014. Aggreko PLC, a provider of specialist power and temperature control rental services, also negatively impacted performance. Aggreko’s stock price declined during the reporting period due to structural issues in its sales process, pricing pressure, currency headwinds and material contracts coming to a conclusion in 2013.

During the reporting period, positions in the U.K., Singapore and Italy contributed positively to performance. The information technology, utilities and materials sectors contributed to performance versus the benchmark. The U.K. based retailer Next Group PLC, which sells clothing, footwear, accessories and home products, experienced steadily increasing share prices after posting strong results during the first six months of 2013. Shares of Burberry Group PLC also contributed positively to the Fund’s performance. The company designs luxury apparel and accessories sold through a diversified network of retail, wholesale and licensing channels worldwide. During the reporting period, Burberry’s stock price increased as the core retail and wholesale businesses performed better than expected.

Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index, the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period. Please note that during the reporting period, the Nuveen Symphony Low Volatility Equity Fund’s primary index was changed. Previously, the Fund used the S&P 500® Index as it primary benchmark. The Fund is now compared to the Russell 1000® Index because it more closely reflects the Fund’s investment universe.

The Fund seeks long-term capital appreciation with lower absolute volatility than the broad equity market by combining stocks in a portfolio that is beta constrained. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with varying market capitalizations. The Fund seeks to produce long-term returns superior to the market with reduced absolute risk. By selecting stocks with low correlation and utilizing risk controls, we believe we may potentially reduce absolute risk while preserving the Fund’s potential to generate returns in excess of the market over the long-term.

The Fund is constructed from our best U.S. equity ideas that seek to provide the highest projected return per unit of absolute risk, as opposed to risk relative to a benchmark. This objective is pursued by selecting attractive, low correlated securities that when combined seek to reduce risk in the portfolio. The construction process seeks to reduce absolute risk by combining stocks with certain characteristics such as low correlation while utilizing risk controls such as industry weight.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

The Fund’s holdings in the information technology, consumer discretionary and industrials negatively impacted performance during the reporting period. Within the technology sector, our underweight position in Facebook, Inc. created a drag on relative performance, even though the stock rallied 128% during the reporting period. The market has been favoring momentum and growth within this sector and we believe valuations are stretched, creating elevated levels of risk. Expectations are extremely high and if there is a miss or disappointment during the next few quarters, the stock could fall by a similar magnitude. Given the company’s risk profile, we remain comfortable being underweight.

Overall, our health care, energy and materials holdings contributed positively to performance versus the Russell 1000® Index. One low beta health care company that contributed to the portfolio was Actavis, Inc. This health care company had an attractive drug pipeline with additional upside potential due to synergies from a recent acquisition, and throughout the year, the company has posted favorable results and we anticipate continued upside. Within the energy sector, the Fund also benefited from holdings in companies with exposure to ethane, which have gained from lower natural gas costs. A higher beta, highly cyclical company with a durable outlook is LyondellBasell Industries NV. Due to inexpensive natural gas, North American producers have become the low cost provider of refined chemical products. Lyondell is a global provider of ethylene, a standard base chemical used in plastic products. Throughout the reporting period the company reported favorable results, driving the stock price higher.

10	Nuveen Investments

Risk Considerations

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Mid-Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile. These and other risk considerations, such as investment strategy and smaller company risks, are described in detail in the Fund’s prospectus.

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12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	12.83%	12.48%	7.22%
Class A Shares at maximum Offering Price	6.33%	11.16%	6.29%
Russell 1000® Growth Index**	19.27%	12.07%	6.77%
Lipper Multi-Cap Growth Funds Classification Average**	22.91%	11.52%	6.04%

Class C Shares	12.01%	11.65%	6.43%
Class R3 Shares	12.56%	12.20%	6.94%
Class I Shares	13.13%	12.76%	7.48%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.78%	1.22%
Class C Shares	2.56%	1.97%
Class R3 Shares	1.98%	1.47%
Class I Shares	1.60%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.35% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	21.02%	10.77%	6.82%
Class A Shares at maximum Offering Price	14.06%	9.47%	5.96%
Russell Midcap® Index**	27.91%	12.97%	7.69%
Lipper Mid-Cap Core Funds Classification Average**	27.59%	11.39%	6.77%

Class C Shares	20.12%	9.94%	6.03%
Class R3 Shares	20.70%	10.49%	6.54%
Class I Shares	21.35%	11.04%	7.10%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.04%	1.37%
Class C Shares	4.90%	2.12%
Class R3 Shares	4.31%	1.62%
Class I Shares	3.35%	1.12%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	20.33%	5.14%	(1.01)%
Class A Shares at maximum Offering Price	13.44%	3.90%	(2.10)%
MSCI EAFE Index**	23.77%	6.35%	(0.14)%
Lipper International Multi-Cap Growth Funds Classification Average**	19.03%	6.36%	(0.37)%

Class C Shares	19.42%	4.36%	(1.75)%
Class R3 Shares	20.02%	4.88%	(1.24)%
Class I Shares	20.61%	5.39%	(0.76)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	9.36%	1.36%
Class C Shares	9.65%	2.11%
Class R3 Shares	8.14%	1.61%
Class I Shares	6.32%	1.11%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

(formerly Nuveen Symphony Optimized Alpha Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	16.88%	9.93%	4.96%
Class A Shares at maximum Offering Price	10.15%	8.63%	3.93%
Russell 1000® Index**	20.91%	10.53%	4.27%
S&P 500® Index**	19.34%	10.02%	3.89%
Lipper Large-Cap Core Funds Classification Average**	19.68%	9.18%	3.31%

Class C Shares	15.95%	9.10%	4.16%
Class I Shares	17.14%	10.20%	5.21%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.99%	1.03%
Class C Shares	5.53%	1.78%
Class I Shares	3.26%	0.78%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.45% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/28/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2013 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding Summaries September 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Large-Cap Growth Fund

Portfolio Allocation1

Common Stocks	98.9%
Investment Companies	0.8%
Short-Term Investments	0.1%
Other[2]	0.2%

Portfolio Composition1

Software	7.3%
IT Services	5.9%
Internet Software & Services	5.6%
Computers & Peripherals	5.3%
Specialy Retail	5.3%
Media	4.8%
Aerospace & Defense	4.1%
Biotechnology	4.1%
Pharmaceuticals	4.0%
Chemicals	3.9%
Beverages	3.5%
Hotels, Restaurants & Leisure	3.4%
Food Products	2.7%
Machinery	2.6%
Oil, Gas & Consumable Fuels	2.5%
Internet & Catalog Retail	2.4%
Health Care Providers & Services	2.3%
Tobacco	2.2%
Energy Equipment & Services	2.1%
Health Care Equipment & Supplies	1.8%
Diversified Telecommunication Services	1.8%
Capital Markets	1.7%
Investment Companies	0.8%
Short-Term Investments	0.1%
Other[3]	19.8%

Top Five Common Stock
Holdings1

Apple Inc.	3.6%
Google Inc., Class A	3.5%
Microsoft Corporation	3.4%
Philip Morris International	2.2%
Home Depot Inc.	2.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.7% of net assets.

22	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Mid-Cap Core Fund

Portfolio Allocation1

Common Stocks	100.2%
Other[2]	(0.2)%

Portfolio Composition1

Specialy Retail	5.7%
Oil, Gas & Consumable Fuels	5.7%
Capital Markets	5.3%
Insurance	5.1%
Machinery	5.0%
Health Care Providers & Services	3.9%
Retail REIT	3.4%
Food Products	3.1%
Chemicals	3.1%
Hotels, Restaurants & Leisure	3.0%
Household Durables	3.0%
Computers & Peripherals	2.9%
Software	2.7%
Commercial Banks	2.6%
Auto Components	2.6%
IT Services	2.5%
Multi-Utilities	2.3%
Semiconductors & Equipment	2.0%
Pharmaceuticals	1.9%
Media	1.9%
Health Care Equipment & Supplies	1.7%
Biotechnology	1.6%
Electrical Equipment	1.6%
Road & Rail	1.5%
Internet Software & Services	1.5%
Trading Companies & Distributors	1.4%
Construction & Engineering	1.3%
Thrifts & Mortgage Finance	1.2%
Wireless Telecommunication Services	1.2%
Electric Utilities	1.2%
Electronic Equipment & Instruments	1.2%
Other[3]	16.9%

Top Five Common Stock Holdings1

Delphi Automotive PLC	1.7%
Ameriprise Financial, Inc.	1.5%
KeyCorp.	1.4%
Invesco LTD	1.4%
Actavis Inc.	1.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.2% of net assets.

Nuveen Investments	23

Holding Summaries September 30, 2013 (continued)

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony International Equity Fund

Portfolio Allocation1

Common Stocks	94.9%
Investment Companies	4.0%
Other[2]	1.1%

Portfolio Composition1

Commercial Banks	10.2%
Pharmaceuticals	9.8%
Insurance	6.6%
Oil, Gas & Consumable Fuels	5.9%
Chemicals	4.2%
Automobiles	4.0%
Investment Companies	4.0%
Real Estate Management & Development	3.9%
Wireless Telecommunication Services	3.9%
Food Products	3.5%
Trading Companies & Distributors	3.3%
Metals & Mining	3.2%
Textiles, Apparel & Luxury Goods	3.2%
Electrical Equipment	2.8%
Semiconductors & Equipment	2.4%
Capital Markets	2.3%
Machinery	2.2%
Food & Staples Retailing	2.2%
Beverages	2.2%
Multiline Retail	1.8%
Other[3]	18.4%

Top Five Common Stock
Holdings1

Toyota Motor Corporation	2.4%
DnB NOR ASA	2.1%
Next PLC	1.8%
Nitto Denko Corporation	1.8%
Altisource Portfolio Solutions SA	1.7%

Country Allocation1

United Kingdom	22.0%
Japan	16.5%
France	9.7%
Switzerland	6.9%
Germany	6.4%
Netherlands	5.2%
United States	5.1%
Australia	4.2%
Norway	3.1%
Luxembourg	2.7%
Other[4]	18.2%

1	As a percentage of net assets. Holdings are subject to change.

2	Others assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.8% of net assets.

4	Includes other assets less liabilities and all countries less than 2.7% of net assets.

24	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)

Portfolio Allocation1

Common Stocks	99.6%
Other[2]	0.4%

Portfolio Composition1

Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	7.2%
Aerospace & Defense	5.4%
Insurance	4.6%
Specialty Retail	4.6%
Computers & Peripherals	4.2%
Food Products	3.9%
Software	3.8%
Commercial Banks	3.6%
Media	3.4%
Biotechnology	3.4%
Health Care Equipment & Supplies	3.2%
IT Services	3.1%
Internet Software & Services	2.9%
Diversified Telecommunication Services	2.5%
Multi-Utilities	2.4%
Industrial Conglomerates	2.3%
Health Care Providers & Services	2.2%
Diversified Financial Services	2.2%
Road & Rail	2.0%
Thrifts & Mortgage Finance	2.0%
Semiconductors & Equipment	1.9%
Capital Markets	1.9%
Other[3]	18.9%

Top Five Common Stock
Holdings1

Apple Inc.	3.2%
Microsoft Corporation	2.4%
Chevron Corporation	2.3%
Exxon Mobile Corporation	2.2%
Google Inc., Class A	2.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Others assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.9% of net assets.

Nuveen Investments	25

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,078.50	$1,074.80	$1,077.30	$1,079.90	$1,019.05	$1,015.29	$1,017.80	$1,020.31
Expenses Incurred During Period	$6.25	$10.14	$7.55	$4.95	$6.07	$9.85	$7.33	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45% and .95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,076.50	$1,072.80	$1,075.40	$1,078.10	$1,018.20	$1,014.44	$1,016.95	$1,019.45
Expenses Incurred During Period	$7.13	$11.02	$8.43	$5.83	$6.93	$10.71	$8.19	$5.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12%, 1.62% and 1.12% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,104.60	$1,100.00	$1,103.10	$1,105.20	$1,018.30	$1,014.59	$1,017.05	$1,019.55
Expenses Incurred During Period	$7.12	$11.06	$8.44	$5.81	$6.83	$10.61	$8.09	$5.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.60% and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/13)	$1,070.80	$1,066.40	$1,072.00	$1,018.95	$1,015.19	$1,020.21
Expenses Incurred During Period	$6.33	$10.20	$5.04	$6.18	$9.95	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97% and .97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	27

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on September 20, 2013 for the Nuveen Mid Cap Select Fund and on September 24, 2013 for the Nuveen Quantitative Enhanced Core Equity Fund; at these meetings the shareholders were asked to approve a Plan of Reorganization.

	Mid Cap Select Fund	Quantitative Enhanced Core Equity Fund
To approve an Agreement and Plan of Reorganization
For	1,118,947	2,339,282
Against	9,800	3,934
Abstain	6,342	193
Total	1,135,089	2,343,409

28	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony International Equity Fund, and Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund) (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 26, 2013

Nuveen Investments	29

Portfolio of Investments September 30, 2013

Nuveen Symphony Large-Cap Growth Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 4.1%

12,992	BE Aerospace Inc., (2)	$959,069

13,383	Boeing Company	1,572,503

15,588	Honeywell International Inc.	1,294,428

17,278	United Technologies Corporation	1,862,914
	Total Aerospace & Defense	5,688,914

	Air Freight & Logistics – 0.6%

9,870	United Parcel Service, Inc., Class B	901,822

	Auto Components – 0.8%

19,176	Delphi Automotive PLC	1,120,262

	Automobiles – 0.6%

50,170	Ford Motor Company	846,368

	Beverages – 3.5%

13,060	Beam Inc.	844,329

17,785	Coca Cola Enterprises Inc.	715,135

26,525	Coca-Cola Company	1,004,767

28,983	PepsiCo, Inc.	2,304,149
	Total Beverages	4,868,380

	Biotechnology – 4.1%

4,137	Alexion Pharmaceuticals Inc., (2)	480,554

13,283	Amgen Inc.	1,486,899

3,828	Biogen Idec Inc., (2)	921,629

7,959	Celgene Corporation, (2)	1,225,129

24,709	Gilead Sciences, Inc., (2)	1,552,714
	Total Biotechnology	5,666,925

	Capital Markets – 1.7%

7,314	Affiliated Managers Group Inc., (2)	1,335,829

19,635	Franklin Resources, Inc.	992,549
	Total Capital Markets	2,328,378

	Chemicals – 3.9%

12,310	Eastman Chemical Company	958,949

21,645	LyondellBasell Industries NV	1,585,063

10,349	Monsanto Company	1,080,125

6,141	PPG Industries, Inc.	1,025,915

6,906	Westlake Chemical Corporation	722,782
	Total Chemicals	5,372,834

30	Nuveen Investments

Shares	Description (1)	Value

	Communication Equipment – 1.2%

28,660	Cisco Systems, Inc.	$671,217

14,581	QUALCOMM, Inc.	982,176
	Total Communication Equipment	1,653,393

	Computers & Peripherals – 5.3%

10,558	Apple, Inc.	5,033,527

56,939	EMC Corporation	1,455,361

15,565	SanDisk Corporation	926,273
	Total Computers & Peripherals	7,415,161

	Construction & Engineering – 0.4%

7,188	Chicago Bridge & Iron Company N.V.	487,131

	Consumer Finance – 1.0%

27,178	Discover Financial Services	1,373,576

	Containers & Packaging – 0.5%

21,167	Owens-Illinois, Inc., (2)	635,433

	Diversified Financial Services – 1.2%

4,610	Intercontinental Exchange, Inc., (2)	836,346

12,390	Moody’s Corporation	871,389
	Total Diversified Financial Services	1,707,735

	Diversified Telecommunication Services – 1.8%

55,093	Verizon Communications Inc.	2,570,639

	Electrical Equipment – 1.4%

18,880	Ametek Inc.	868,858

10,460	Rockwell Automation, Inc.	1,118,592
	Total Electrical Equipment	1,987,450

	Energy Equipment & Services – 2.1%

14,910	Halliburton Company	717,917

4,910	Oceaneering International Inc.	398,888

20,851	Schlumberger Limited	1,842,394
	Total Energy Equipment & Services	2,959,199

	Food & Staples Retailing – 1.4%

17,204	Costco Wholesale Corporation	1,980,524

	Food Products – 2.7%

30,202	General Mills, Inc.	1,447,280

13,115	Hershey Foods Corporation	1,213,138

12,057	Kraft Foods Inc.	632,269

15,542	Pinnacle Foods Inc.	411,397
	Total Food Products	3,704,084

Nuveen Investments	31

Portfolio of Investments September 30, 2013

Nuveen Symphony Large-Cap Growth Fund (continued)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.8%

28,282	Baxter International, Inc.	$1,857,845

7,212	Becton, Dickinson and Company	721,344
	Total Health Care Equipment & Supplies	2,579,189

	Health Care Providers & Services – 2.3%

14,099	Express Scripts, Holding Company, (2)	871,036

18,306	HCA Holdings Inc.	782,582

11,942	McKesson HBOC Inc.	1,532,159
	Total Health Care Providers & Services	3,185,777

	Hotels, Restaurants & Leisure – 3.4%

15,710	Dunkin Brands Group Inc.	711,035

19,860	Marriott International, Inc., Class A	835,312

30,493	Starbucks Corporation	2,347,046

13,282	Wyndham Worldwide Corporation	809,804
	Total Hotels, Restaurants & Leisure	4,703,197

	Household Durables – 0.9%

15,181	Newell Rubbermaid Inc.	417,478

6,030	Whirlpool Corporation	883,033
	Total Household Durables	1,300,511

	Household Products – 1.0%

22,552	Colgate-Palmolive Company	1,337,334

	Industrial Conglomerates – 0.6%

12,165	Carlisle Companies Inc.	855,078

	Insurance – 0.5%

13,200	Hanover Insurance Group Inc.	730,224

	Internet & Catalog Retail – 2.4%

5,819	Amazon.com, Inc., (2)	1,819,252

1,532	priceline.com Incorporated, (2)	1,548,775
	Total Internet & Catalog Retail	3,368,027

	Internet Software & Services – 5.6%

24,286	eBay Inc., (2)	1,354,916

13,664	Facebook Inc., Class A Shares, (2)	686,479

5,580	Google Inc., Class A, (2)	4,887,578

3,550	LinkedIn Corporation, Class A Shares, (2)	873,513
	Total Internet Software & Services	7,802,486

	IT Services – 5.9%

6,761	Alliance Data Systems Corporation, (2)	1,429,749

8,360	Gartner Inc., (2)	501,600

10,370	International Business Machines Corporation (IBM)	1,920,317

2,765	MasterCard, Inc.	1,860,237

25,520	Vantiv Inc., (2)	713,029

9,661	Visa Inc.	1,846,217
	Total IT Services	8,271,149

32	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 2.6%

21,780	Donaldson Company, Inc.	$830,471

15,701	Ingersoll Rand Company Limited, Class A	1,019,623

12,913	Lincoln Electric Holdings Inc.	860,264

14,294	Wabtec Corporation	898,664
	Total Machinery	3,609,022

	Media – 4.8%

33,319	Cinemark Holdings Inc.	1,057,545

29,900	Comcast Corporation, Class A	1,349,985

13,235	Scripps Networks Interactive, Class A Shares	1,033,786

11,583	Time Warner Cable, Class A	1,292,663

11,918	Viacom Inc., Class B	996,106

15,756	Walt Disney Company	1,016,104
	Total Media	6,746,189

	Multiline Retail – 0.6%

20,200	Macy’s, Inc.	874,054

	Office Electronics – 0.5%

68,620	Xerox Corporation	706,100

	Oil, Gas & Consumable Fuels – 2.5%

26,132	Cabot Oil & Gas Corporation	975,246

3,690	EOG Resources, Inc.	624,643

4,010	EQT Corporation	355,767

10,974	Noble Energy, Inc.	735,368

10,437	SM Energy Company	805,632
	Total Oil, Gas, & Consumable Fuels	3,496,656

	Paper & Forest Products – 0.4%

13,940	International Paper Company	624,512

	Pharmaceuticals – 4.0%

14,703	AbbVie Inc.	657,665

12,871	Actavis Inc.	1,853,424

4,307	Allergan, Inc.	389,568

23,274	Bristol-Myers Squibb Company	1,077,121

16,469	Eli Lilly and Company	828,885

9,252	Johnson & Johnson	802,056
	Total Pharmaceuticals	5,608,719

	Road & Rail – 1.5%

13,056	Union Pacific Corporation	2,028,119

	Semiconductors & Equipment – 0.9%

14,230	Avago Technologies Limtied	613,598

14,730	Xilinx, Inc.	690,248
	Total Semiconductors & Equipment	1,303,846

Nuveen Investments	33

Portfolio of Investments September 30, 2013

Nuveen Symphony Large-Cap Growth Fund (continued)

Shares	Description (1)	Value

	Software – 7.3%

16,974	Adobe Systems Incorporated, (2)	$881,630

15,770	Autodesk Inc.	649,251

85,782	Cadence Design Systems, Inc., (2)	1,158,057

140,473	Microsoft Corporation	4,679,156

31,131	Oracle Corporation	1,032,615

23,061	Salesforce.com, Inc., (2)	1,197,097

20,780	Symantec Corporation	514,305
	Total Software	10,112,111

	Specialized REIT – 1.2%

20,570	Corrections Corporation of America	710,694

6,004	Public Storage, Inc.	963,942
	Total Specialized REIT	1,674,636

	Specialy Retail – 5.3%

20,189	AutoNation Inc., (2)	1,053,260

28,711	Foot Locker, Inc.	974,451

19,322	Gap, Inc.	778,290

37,125	Home Depot, Inc.	2,815,931

8,490	O’Reilly Automotive Inc., (2)	1,083,239

12,454	Williams-Sonoma Inc.	699,912
	Total Specialy Retail	7,405,083

	Textiles, Apparel & Luxury Goods – 0.8%

14,408	Nike, Inc., Class B	1,046,597

	Thrifts & Mortgage Finance – 1.1%

27,520	Ocwen Financial Corporation, (2)	1,534,790

	Tobacco – 2.2%

35,836	Philip Morris International	3,103,039

	Trading Companies & Distributors – 0.5%

25,650	MRC Global Inc., (2)	687,420
	Total Common Stocks (cost $118,833,825)	137,962,073

Shares	Description (1), (3)	Value

	INVESTMENT COMPANIES – 0.8%

14,390	iShares Russell 1000 Growth Index Fund	$1,125,298
	Total Investment Companies (cost $1,089,699)	1,125,298
	Total Long-Term Investments (cost $119,923,524)	139,087,371

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

$176	Repurchase Agreement with State Street Bank, dated 9/30/13, repurchase price $175,788, collateralized by $180,000 U.S. Treasury Notes, 0.625%, due 7/15/16, value $180,446	0.000%	10/01/13	$175,788

	Total Short-Term Investments (cost $175,788)			175,788
	Total Investments (cost $120,099,312) – 99.8%			139,263,159
	Other Assets Less Liabilities – 0.2%			322,749
	Net Assets – 100%			$139,585,908

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments September 30, 2013

Nuveen Symphony Mid-Cap Core Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 100.2%

	Aerospace & Defense – 1.2%

839	BE Aerospace Inc., (2)	$61,935

	Airlines – 1.0%

2,317	Delta Air Lines, Inc.	54,658

	Apparel, Accesories & Luxury Goods – 1.0%

722	Michael Kors Holdings Limited, (2)	53,803

	Auto Components – 2.6%

1,494	Delphi Automotive PLC	87,279

687	Lear Corporation	49,169
	Total Auto Components	136,448

	Beverages – 1.0%

780	Beam Inc.	50,427

	Biotechnology – 1.6%

384	Alexion Pharmaceuticals Inc., (2)	44,605

584	BioMarin Pharmaceutical Inc., (2)	42,176
	Total Biotechnology	86,781

	Building Products – 1.2%

1,475	Fortune Brands Home & Security	61,404

	Capital Markets – 5.3%

260	Affiliated Managers Group Inc., (2)	47,486

3,116	American Capital Limited, (2)	42,845

894	Ameriprise Financial, Inc.	81,426

2,238	Invesco LTD	71,392

1,137	SEI Investments Company	35,145
	Total Capital Markets	278,294

	Chemicals – 3.1%

526	Eastman Chemical Company	40,975

2,317	Huntsman Corporation	47,753

187	PPG Industries, Inc.	31,240

430	Westlake Chemical Corporation	45,004
	Total Chemicals	164,972

	Commercial & Professional Services – 0.8%

979	ADT Corporation	39,806

36	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks – 2.6%

6,704	KeyCorp.	$76,426

6,680	Regions Financial Corporation	61,857
	Total Commercial Banks	138,283

	Computers & Peripherals – 2.9%

1,108	NetApp, Inc.	47,223

884	SanDisk Corporation	52,607

849	Western Digital Corporation	53,827
	Total Computers & Peripherals	153,657

	Construction & Engineering – 1.3%

444	Chicago Bridge & Iron Company N.V.	30,090

1,390	Quanta Services Incorporated, (2)	38,239
	Total Construction & Engineering	68,329

	Containers & Packaging – 1.1%

915	Owens-Illinois, Inc., (2)	27,468

315	Rock-Tenn Company	31,900
	Total Containers & Packaging	59,368

	Diversified Consumer Services – 0.8%

1,304	ITT Educational Services, Inc., (2)	40,424

	Diversified Financial Services – 0.7%

218	Intercontinental Exchange, Inc., (2)	39,550

	Electric Utilities – 1.2%

623	Pinnacle West Capital Corporation	34,103

950	PPL Corporation	28,861
	Total Electric Utilities	62,964

	Electrical Equipment – 1.6%

534	Eaton PLC	36,761

434	Rockwell Automation, Inc.	46,412
	Total Electrical Equipment	83,173

	Electronic Components – 0.7%

496	Amphenol Corporation, Class A	38,380

	Electronic Equipment & Instruments – 1.2%

1,487	Avnet Inc.	62,023

	Energy Equipment & Services – 1.2%

2,461	Superior Energy Services, Inc., (2)	61,623

	Food & Staples Retailing – 0.5%

454	Whole Foods Market, Inc.	26,559

Nuveen Investments	37

Portfolio of Investments September 30, 2013

Nuveen Symphony Mid-Cap Core Fund (continued)

Shares	Description (1)	Value

	Food Products – 3.1%

1,944	Dean Foods Company, (2)	$37,519

518	Hershey Foods Corporation	47,915

358	JM Smucker Company	37,604

1,508	Tyson Foods, Inc., Class A	42,646
	Total Food Products	165,684

	Gas Utilities – 0.5%

575	AGL Resources Inc.	26,467

	Health Care Equipment & Supplies – 1.7%

2,167	Hologic Inc., (2)	44,749

553	Zimmer Holdings, Inc.	45,423
	Total Health Care Equipment & Supplies	90,172

	Health Care Providers & Services – 3.9%

770	AmerisourceBergen Corporation	47,047

1,502	Brookdale Senior Living Inc., (2)	39,503

290	CIGNA Corporation	22,289

588	Davita Inc., (2)	33,457

1,432	HCA Holdings Inc.	61,218
	Total Health Care Providers & Services	203,514

	Hotels, Restaurants & Leisure – 3.0%

1,204	Dunkin Brands Group Inc.	54,493

800	Starwood Hotels & Resorts Worldwide, Inc.	53,160

823	Wyndham Worldwide Corporation	50,178
	Total Hotels, Restaurants & Leisure	157,831

	Household Durables – 3.0%

1,014	Lennar Corporation, Class A	35,896

2,068	Newell Rubbermaid Inc.	56,870

443	Whirlpool Corporation	64,873
	Total Household Durables	157,639

	Insurance – 5.1%

1,744	Hartford Financial Services Group, Inc.	54,273

3,162	Old Republic International Corporation	48,695

859	Torchmark Corporation	62,149

1,097	WR Berkley Corporation	47,017

1,794	XL Capital Ltd, Class A	55,291
	Total Insurance	267,425

	Internet Software & Services – 1.5%

965	IAC/InterActiveCorp.	52,757

106	LinkedIn Corporation, Class A Shares, (2)	26,082
	Total Internet Software & Services	78,839

38	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 2.5%

318	Alliance Data Systems Corporation, (2)	$67,247

1,711	Amdocs Limited	62,691
	Total IT Services	129,938

	Life Sciences Tools & Services – 1.0%

1,384	Perkinelmer Inc.	52,246

	Machinery – 5.0%

879	Ingersoll Rand Company Limited, Class A	57,082

625	PACCAR Inc.	34,788

664	Stanley Black & Decker Inc.	60,138

435	Timken Company	26,274

496	WABCO Holdings Inc., (2)	41,793

670	Wabtec Corporation	42,123
	Total Machinery	262,198

	Media – 1.9%

1,633	Cinemark Holdings Inc.	51,831

585	Liberty Global PLC Class A, (2)	46,420
	Total Media	98,251

	Metals & Mining – 0.6%

633	Nucor Corporation	31,030

	Multiline Retail – 0.5%

668	Macy’s, Inc.	28,904

	Multi-Utilities – 2.3%

862	Ameren Corporation	30,032

1,168	CenterPoint Energy, Inc.	27,997

530	DTE Energy Company	34,969

1,765	TECO Energy, Inc.	29,193
	Total Multi-Utilities	122,191

	Office Electronics – 0.9%

4,588	Xerox Corporation	47,211

	Oil, Gas & Consumable Fuels – 5.7%

1,528	Cabot Oil & Gas Corporation	57,025

432	EQT Corporation	38,327

702	Noble Energy, Inc.	47,041

241	Pioneer Natural Resources Company	45,501

381	Range Resources Corporation	28,914

629	SM Energy Company	48,553

1,002	Southwestern Energy Company, (2)	36,453
	Total Oil, Gas & Consumable Fuels	301,814

Nuveen Investments	39

Portfolio of Investments September 30, 2013

Nuveen Symphony Mid-Cap Core Fund (continued)

Shares	Description (1)	Value

	Paper & Forest Products – 0.9%

1,041	International Paper Company	$46,637

	Pharmaceuticals – 1.9%

468	Actavis Inc.	67,392

370	Jazz Pharmaceuticals, Inc., (2)	34,029
	Total Pharmaceuticals	101,421

	Real Estate Management & Development – 0.9%

431	Howard Hughes Corporation, (2)	48,431

	Retail REIT – 3.4%

2,891	CBL & Associates Properties Inc.	55,218

2,276	General Growth Properties Inc.	43,904

740	Realty Income Corporation	29,415

1,610	Tanger Factory Outlet Centers	52,567
	Total Retail REIT	181,104

	Road & Rail – 1.5%

1,942	Hertz Global Holdings Inc., (2)	43,035

333	Kansas City Southern Industries	36,417
	Total Road & Rail	79,452

	Semiconductors & Equipment – 2.0%

2,261	Applied Materials, Inc.	39,658

759	Lam Research Corporation, (2)	38,853

720	Linear Technology Corporation	28,555
	Total Semiconductors & Equipment	107,066

	Software – 2.7%

4,816	Cadence Design Systems, Inc., (2)	65,016

522	Intuit, Inc.	34,614

1,761	Symantec Corporation	43,585
	Total Software	143,215

	Specialized REIT – 0.6%

534	Health Care REIT, Inc.	33,311

	Specialy Retail – 5.7%

800	AutoNation Inc., (2)	41,736

81	AutoZone, Inc., (2)	34,241

1,524	Foot Locker, Inc.	51,725

992	Gap, Inc.	39,958

903	Signet Jewelers Limited	64,700

1,146	Urban Outfitters, Inc., (2)	42,138

511	Williams-Sonoma Inc.	28,718
	Total Specialy Retail	303,216

40	Nuveen Investments

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 1.2%

1,176	Ocwen Financial Corporation, (2)	$65,586

	Trading Companies & Distributors – 1.4%

101	W.W. Grainger, Inc.	26,433

586	WESCO International Inc., (2)	44,848
	Total Trading Companies & Distributors	71,281

	Wireless Telecommunication Services – 1.2%

2,452	T-Mobile US Inc.	63,678
	Total Long-Term Investments (cost $4,423,225) – 100.2%	5,288,613
	Other Assets Less Liabilities – (0.2)%	(10,010)
	Net Assets – 100%	$5,278,603

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments September 30, 2013

Nuveen Symphony International Equity Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 94.9%

	Aerospace & Defense – 1.4%

1,527	European Aeronautic Defence & Space Company, (3)	$97,304

	Airlines – 0.9%

7,868	Ryanair Holdings PLC, (3)	67,197

	Automobiles – 4.0%

2,000	Fuji Heavy Industries Limited, (3)	55,731

827	Honda Motor Company Limited, Sponsored ADR	31,542

793	Honda Motor Company Limited, (3)	30,311

2,704	Toyota Motor Corporation, (3)	173,428
	Total Automobiles	291,012

	Beverages – 2.2%

7,524	Coca Cola Amatil Limited, (3)	86,166

2,214	Diageo PLC, (3)	70,377
	Total Beverages	156,543

	Capital Markets – 2.3%

1,568	Credit Suisse Group, (3)	47,952

982	Deutsche Bank AG, (3)	45,075

3,701	UBS AG, (3)	75,854
	Total Capital Markets	168,881

	Chemicals – 4.2%

3,673	Kuraray Company Limited, (3)	44,147

722	Methanex Corporation	37,066

2,032	Nitto Denko Corporation, (3)	132,514

1,787	Umicore, (3)	86,775
	Total Chemicals	300,502

	Commercial Banks – 10.2%

1,468	BNP Paribas SA, (3)	99,302

10,102	DnB NOR ASA, (3)	153,407

4,174	Grupo Financiero Santander Mexico SAB de CV	57,685

3,029	Hang Seng Bank, (3)	49,320

7,165	HSBC Holdings PLC, (3)	77,549

4,061	Mitsubishi UFJ Financial Group, Inc., ADR, (3)	26,049

13,579	Mizuho Financial Group, (3)	29,520

42	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

594	Societe Generale, (3)	$29,593

3,501	Standard Chartered PLC, (3)	83,876

1,973	Sumitomo Mitsui Financial Group, (3)	95,543

5,058	UniCredit SpA, (3)	32,300
	Total Commercial Banks	734,144

	Commercial Services & Supplies – 0.8%

2,104	Aggreko PLC, (3)	54,599

	Construction & Engineering – 0.8%

1,349	Royal Boskalis Westminster NV, (3)	59,794

	Diversified Financial Services – 1.1%

6,761	ING Groep N.V., Ordinary Shares, (2), (3)	76,717

	Diversified Telecommunication Services – 0.4%

1,142	Telefonica Brasil SA	25,626

	Electrical Equipment – 2.8%

2,202	ABB Limited	51,945

1,166	ABB Limited, (3)	27,540

1,654	Nidec Corporation, ADR	34,982

146	Nidec Corporation, (3)	12,301

33	Osram Licht AG, (2)	1,549

1,975	Sensata Techologies Holdings, (2)	75,583
	Total Electrical Equipment	203,900

	Electronic Equipment & Instruments – 0.5%

100	Keyence Corporation, (3)	38,049

	Energy Equipment & Services – 0.6%

1,877	Subsea 7 SA, (3)	39,032

359	Subsea 7 SA, Sponsored ADR, (3)	7,461
	Total Energy Equipment & Services	46,493

	Food & Staples Retailing – 2.2%

4,450	Jeronimo Martins SGPS, (3)	91,320

746	Koninklijke Ahold NV, Sponsored ADR, (3)	12,891

3,028	Koninklijke Ahold NV, (3)	52,461
	Total Food & Staples Retailing	156,672

	Food Products – 3.5%

227	Nestle S.A., Sponsored ADR, (3)	15,799

1,497	Nestle SA, (3)	104,392

680	Unilever PLC, Sponsored ADR	26,234

2,638	Unilever PLC, (3)	102,566
	Total Food Products	248,991

Nuveen Investments	43

Portfolio of Investments September 30, 2013

Nuveen Symphony International Equity Fund (continued)

Shares	Description (1)	Value

	Health Care Providers & Services – 1.1%

2,520	Fresenius Medical Care AG	$81,598

	Household Durables – 0.9%

2,762	Brookfield Residential Properties Inc., (2)	63,581

	Industrial Conglomerates – 0.6%

338	Siemens AG, Sponsored ADR, (3)	40,762

	Insurance – 6.6%

14,600	AIA Group Limited, (3)	68,701

344	Allianz AG ORD Shares, (3)	54,121

1,657	Hannover Rueckversicherung AG, (3)	121,767

2,290	Prudential Corporation PLC, (3)	42,604

1,595	Prudential Corporation PLC	59,541

2,461	SCOR SE, (3)	81,560

1,581	XL Capital Ltd, Class A	48,726
	Total Insurance	477,020

	Internet Software & Services – 0.7%

928	Tencent Holdings Limited, (3)	48,802

	Life Sciences Tools & Services – 0.7%

1,804	WuXi PharmaTech Inc., (2)	49,430

	Machinery – 2.2%

748	Kone OYJ, (3)	66,813

2,227	Nabtesco Corporation, (3)	54,428

606	Vallourec SA, (3)	36,312
	Total Machinery	157,553

	Media – 1.4%

152	WPP Group PLC, Sponsored ADR	15,647

4,119	WPP Group PLC, (3)	84,646
	Total Media	100,293

	Metals & Mining – 3.2%

710	BHP Billiton PLC, Sponsored ADR	47,215

1,283	BHP Billiton PLC, (3)	42,689

5,028	Iluka Resources Limited, (3)	53,921

1,496	Rio Tinto Limited, (3)	86,594
	Total Metals & Mining	230,419

	Multiline Retail – 1.8%

1,586	Next PLC, (3)	132,516

	Office Electronics – 0.4%

900	Canon Inc., (3)	28,817

44	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 5.9%

4,586	BG Group PLC, (3)	$87,545

469	BG PLC., Sponsored ADR, (3)	8,939

2,154	Repsol SA, (3)	53,405

3,379	Royal Dutch Shell PLC, Class B Shares, (3)	116,585

1,220	StatoilHydro ASA, (3)	27,710

1,702	StatoilHydro ASA, Sponsored ADR	38,601

278	Total SA, Sponsored ADR	16,102

1,323	Total SA, (3)	76,685
	Total Oil, Gas & Consumable Fuels	425,572

	Personal Products – 0.7%

291	L’Oreal, (3)	49,949

	Pharmaceuticals – 9.8%

1,137	AstraZeneca PLC, Sponsored ADR	59,044

986	Bayer AG, Sponsored ADR, (3)	116,280

680	Novartis AG, Sponsored ADR	52,163

1,574	Novartis AG, (3)	121,069

686	Novo Nordisk A/S, (3)	116,184

1,351	Sanofi-Aventis	68,401

427	Sanofi-Synthelabo, SA, (3)	43,245

2,092	Shire plc, ADR, (3)	83,690

1,227	Teva Pharmaceutical Industries Limited, Sponsored ADR	46,356
	Total Pharmaceuticals	706,432

	Real Estate Investment Trust – 1.0%

5,855	Westfield Group, (3)	60,168

4,788	Westfield Retail Trust, (3)	13,273
	Total Real Estate Investment Trust	73,441

	Real Estate Management & Development – 3.9%

874	Altisource Portfolio Solutions SA, (2)	122,369

2,646	Brookfield Properties Corporation	50,708

3,000	Daiwa House Industry Company Limited, (3)	56,673

11,995	Hysan Development Company, (3)	53,629
	Total Real Estate Management & Development	283,379

	Road & Rail – 0.6%

500	East Japan Railway Company, (3)	43,092

	Semiconductors & Equipment – 2.4%

948	ASM Lithography Holding NV	93,624

2,030	NXP Semiconductors NV, (2)	75,536
	Total Semiconductors & Equipment	169,160

Nuveen Investments	45

Portfolio of Investments September 30, 2013

Nuveen Symphony International Equity Fund (continued)

Shares	Description (1)	Value

	Software – 1.4%

952	Check Point Software Technology Limited, (2)	$53,845

5,040	Giant Interactive Group, Inc., ADR	45,965
	Total Software	99,810

	Textiles, Apparel & Luxury Goods – 3.2%

2,971	Burberry Group PLC, (3)	78,616

494	LVMH Moet Hennessy, (3)	97,350

19,034	Yue Yuen Industrial Holdings Limited, (3)	52,769
	Total Textiles, Apparel & Luxury Goods	228,735

	Tobacco – 1.3%

743	British American Tobacco PLC, (3)	39,104

483	British American Tobacco PLC, Sponsored ADR	50,787
	Total Tobacco	89,891

	Trading Companies & Distributors – 3.3%

6,688	Ashtead Group PLC, (3)	66,563

6,500	Itochu Corporation, (3)	80,075

6,010	Mitsui & Company Limited, (3)	87,637
	Total Trading Companies & Distributors	234,275

	Wireless Telecommunication Services – 3.9%

1,200	KDDI Corporation, (3)	61,668

846	Millicom International Cellular SA, (3)	74,843

1,000	Softbank Corporation, (3)	69,447

20,658	Vodafone Group PLC, (3)	72,510
	Total Wireless Telecommunication Services	278,468
	Total Common Stocks (cost $5,712,103)	6,819,419

Shares	Description (1), (4)	Value

	INVESTMENT COMPANIES – 4.0%

4,509	iShares MSCI EAFE Index Fund	$287,629
	Total Investment Companies (cost $247,723)	287,629
	Total Long-Term Investments (cost $5,959,826) – 98.9%	7,107,048
	Other Assets Less Liabilities – 1.1%	79,182
	Net Assets – 100%	$7,186,230

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

(4)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

46	Nuveen Investments

Portfolio of Investments September 30, 2013

Nuveen Symphony Low Volatility Equity Fund

(formerly Nuveen Symphony Optimized Alpha Fund)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 5.4%

919	General Dynamics Corporation	$80,431

1,078	Honeywell International Inc.	89,517

586	Lockheed Martin Corporation	74,744

474	TransDigm Group Inc.	65,744

983	United Technologies Corporation	105,987
	Total Aerospace & Defense	416,423

	Automobiles – 1.8%

2,615	General Motors Company, (2)	94,062

676	Harley-Davidson, Inc.	43,426
	Total Automobiles	137,488

	Beverages – 0.9%

1,794	Coca-Cola Company	67,957

	Biotechnology – 3.4%

806	Amgen Inc.	90,224

287	Biogen Idec Inc., (2)	69,098

1,577	Gilead Sciences, Inc., (2)	99,099
	Total Biotechnology	258,421

	Capital Markets – 1.9%

760	Ameriprise Financial, Inc.	69,221

1,532	Franklin Resources, Inc.	77,443
	Total Capital Markets	146,664

	Chemicals – 1.2%

511	Eastman Chemical Company	39,807

729	LyondellBasell Industries NV	53,385
	Total Chemicals	93,192

	Commercial Banks – 3.6%

1,146	PNC Financial Services Group, Inc.	83,028

6,164	Regions Financial Corporation	57,079

3,205	Wells Fargo & Company	132,431
	Total Commercial Banks	272,538

	Commercial Services & Supplies – 1.3%

2,426	Waste Management, Inc.	100,048

Nuveen Investments	47

Portfolio of Investments September 30, 2013

Nuveen Symphony Low Volatility Equity Fund (continued)

Shares	Description (1)	Value

	Communications Equipment – 1.6%

2,720	Cisco Systems, Inc.	$63,702

877	QUALCOMM, Inc.	59,075
	Total Communications Equipment	122,777

	Computers & Peripherals – 4.2%

510	Apple, Inc.	243,143

3,112	EMC Corporation	79,543
	Total Computers & Peripherals	322,686

	Consumer Finance – 1.6%

755	Capital One Financial Corporation	51,899

1,434	Discover Financial Services	72,474
	Total Consumer Finance	124,373

	Diversified Financial Services – 2.2%

2,650	Bank of America Corporation	36,570

754	Citigroup Inc.	36,577

280	Intercontinental Exchange, Inc., (2)	50,798

892	JPMorgan Chase & Co.	46,107
	Total Diversified Financial Services	170,052

	Diversified Telecommunication Services – 2.5%

2,810	AT&T Inc.	95,034

2,114	Verizon Communications Inc.	98,639
	Total Diversified Telecommunication Services	193,673

	Electric Utilities – 0.6%

824	Pinnacle West Capital Corporation	45,106

	Food & Staples Retailing – 1.1%

724	Costco Wholesale Corporation	83,347

	Food Products – 3.9%

2,338	ConAgra Foods, Inc.	70,935

1,566	General Mills, Inc.	75,043

701	Hershey Foods Corporation	64,843

862	JM Smucker Company	90,544
	Total Food Products	301,365

	Health Care Equipment & Supplies – 3.2%

1,384	Baxter International, Inc.	90,915

860	Becton, Dickinson and Company	86,017

1,261	Medtronic, Inc.	67,148
	Total Health Care Equipment & Supplies	244,080

	Health Care Providers & Services – 2.2%

1,194	Express Scripts, Holding Company, (2)	73,765

48	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

751	McKesson HBOC Inc.	$96,353
	Total Health Care Providers & Services	170,118

	Hotels, Restaurants & Leisure – 1.6%

1,575	Starbucks Corporation	121,228

	Household Products – 1.2%

1,216	Procter & Gamble Company	91,917

	Industrial Conglomerates – 2.3%

844	Danaher Corporation	58,506

4,962	General Electric Company	118,542
	Total Industrial Conglomerates	177,048

	Insurance – 4.6%

747	Allstate Corporation	37,761

297	Everest Reinsurance Group Ltd	43,187

2,685	Hartford Financial Services Group, Inc.	83,557

1,028	MetLife, Inc.	48,265

4,556	Old Republic International Corporation	70,162

781	PartnerRe Limited	71,493
	Total Insurance	354,425

	Internet & Catalog Retail – 0.6%

145	Amazon.com, Inc., (2)	45,333

	Internet Software & Services – 2.9%

677	eBay Inc., (2)	37,770

607	Facebook Inc., Class A Shares, (2)	30,496

176	Google Inc., Class A, (2)	154,160
	Total Internet Software & Services	222,426

	IT Services – 3.1%

336	Alliance Data Systems Corporation, (2)	71,054

1,062	Amdocs Limited	38,912

97	MasterCard, Inc.	65,260

343	Visa Inc.	65,547
	Total IT Services	240,773

	Life Sciences Tools & Services – 0.8%

633	Thermo Fisher Scientific, Inc.	58,331

	Machinery – 0.4%

597	Joy Global Inc.	30,471

	Media – 3.4%

1,603	Comcast Corporation, Class A	72,375

399	Liberty Global PLC Class A, (2)	31,661

Nuveen Investments	49

Portfolio of Investments September 30, 2013

Nuveen Symphony Low Volatility Equity Fund (continued)

Shares	Description (1)	Value

	Media (continued)

1,081	Viacom Inc., Class B	$90,350

1,058	Walt Disney Company	68,230
	Total Media	262,616

	Multi-Utilities – 2.4%

756	DTE Energy Company	49,881

2,997	Public Service Enterprise Group Incorporated	98,691

920	Wisconsin Energy Corporation	37,150
	Total Multi-Utilities	185,722

	Oil, Gas & Consumable Fuels – 8.4%

1,203	Cabot Oil & Gas Corporation	44,896

1,459	Chevron Corporation	177,269

498	EOG Resources, Inc.	84,301

1,965	Exxon Mobil Corporation	169,069

704	Noble Energy, Inc.	47,175

1,444	Phillips 66	83,492

443	SM Energy Company	34,195
	Total Oil, Gas & Consumable Fuels	640,397

	Paper & Forest Products – 0.9%

1,577	International Paper Company	70,650

	Pharmaceuticals – 7.2%

798	AbbVie Inc.	35,695

887	Actavis Inc.	127,728

1,249	Johnson & Johnson	108,276

2,159	Merck & Company Inc.	102,790

2,422	Pfizer Inc.	69,536

1,060	Valeant Pharmaceuticals International, (2)	110,590
	Total Pharmaceuticals	554,615

	Real Estate Investment Trust – 1.1%

561	Simon Property Group, Inc.	83,157

	Road & Rail – 2.0%

921	Norfolk Southern Corporation	71,239

541	Union Pacific Corporation	84,039
	Total Road & Rail	155,278

	Semiconductors & Equipment – 1.9%

3,871	Intel Corporation	88,723

1,484	Linear Technology Corporation	58,855
	Total Semiconductors & Equipment	147,578

50	Nuveen Investments

Shares	Description (1)	Value

	Software – 3.8%

1,462	Cadence Design Systems, Inc., (2)	$19,737

737	Check Point Software Technology Limited, (2)	41,685

5,453	Microsoft Corporation	181,639

1,532	Oracle Corporation	50,816
	Total Software	293,877

	Specialty Retail – 4.6%

862	Gap, Inc.	34,721

1,508	Home Depot, Inc.	114,382

629	O’Reilly Automotive Inc., (2)	80,254

740	PetSmart Inc.	56,432

927	Signet Jewelers Limited	66,420
	Total Specialty Retail	352,209

	Thrifts & Mortgage Finance – 2.0%

1,735	Ocwen Financial Corporation, (2)	96,761

4,875	TFS Financial Corporation, (2)	58,354
	Total Thrifts & Mortgage Finance	155,115

	Tobacco – 1.8%

1,452	Altria Group, Inc.	49,871

628	Philip Morris International	54,379

637	Reynolds American Inc.	31,073
	Total Tobacco	135,323
	Total Long-Term Investments (cost $6,675,485) – 99.6%	7,648,797
	Other Assets Less Liabilities – 0.4%	29,123
	Net Assets – 100%	$7,677,920

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Assets and Liabilities September 30, 2013

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Assets
Investments, at value (cost $120,099,312, $4,423,225, $5,959,826 and $6,675,485, respectively)	$139,263,159	$5,288,613	$7,107,048	$7,648,797
Cash	306	—	64,821	7,400
Cash denominated in foreign currencies (cost $—, $—, $1,117 and $—, respectively)	—	—	1,118	—
Receivables for:
Dividends	134,291	3,848	18,327	8,274
Reimbursement from Adviser	—	3,649	3,081	6,972
Investments sold	842,471	286,568	33,630	72,654
Reclaims	—	—	2,700	—
Shares sold	358,383	2,375	724	3,389
Other assets	11,341	7,438	16,217	19,374
Total assets	140,609,951	5,592,491	7,247,666	7,766,860
Liabilities
Cash overdraft	—	18,959	—	—
Payables for:
Investments purchased	—	267,434	36,398	58,246
Shares redeemed	821,793	1,610	—	34
Accrued expenses:
Management fees	80,040	—	—	—
Trustees fees	742	30	39	35
12b-1 distribution and service fees	33,984	1,306	203	1,776
Other	87,484	24,549	24,796	28,849
Total liabilities	1,024,043	313,888	61,436	88,940
Net assets	$139,585,908	$5,278,603	$7,186,230	$7,677,920
Class A Shares
Net assets	$70,313,556	$2,425,914	$108,212	$4,370,050
Shares outstanding	2,496,715	80,565	6,030	172,000
Net asset value per share	$28.16	$30.11	$17.95	$25.41
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$29.88	$31.95	$19.05	$26.96
Class C Shares
Net assets	$22,624,178	$750,113	$215,548	$1,089,777
Shares outstanding	841,993	26,100	12,169	43,799
Net asset value and offering price per share	$26.87	$28.74	$17.71	$24.88
Class R3 Shares
Net assets	$2,737,733	$448,270	$56,573	N/A
Shares outstanding	97,292	14,903	3,148	N/A
Net asset value and offering price per share	$28.14	$30.08	$17.97	N/A
Class I Shares
Net assets	$43,910,441	$1,654,306	$6,805,897	$2,218,093
Shares outstanding	1,540,111	54,241	378,911	87,123
Net asset value and offering price per share	$28.51	$30.50	$17.96	$25.46
Net assets consist of:
Capital paid-in	$121,256,388	$3,985,501	$6,332,999	$6,378,777
Undistributed (Over-distribution of) net investment income	404,345	3,444	93,527	63,990
Accumulated net realized gain (loss)	(1,238,672)	424,270	(387,780)	261,841
Net unrealized appreciation (depreciation)	19,163,847	865,388	1,147,484	973,312
Net assets	$139,585,908	$5,278,603	$7,186,230	$7,677,920
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Operations Year Ended September 30, 2013

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Investment Income	$2,176,117	$93,097	$178,635	$135,543
Expenses
Management fees	719,279	35,675	46,437	35,632
12b-1 service fees – Class A	135,498	5,978	258	6,885
12b-1 distribution and service fees – Class C	181,186	6,856	1,443	5,089
12b-1 distribution and service fees – Class R3	12,136	1,936	269	N/A
Shareholders servicing agent fees and expenses	117,782	4,281	919	3,580
Custodian fees and expenses	19,374	13,351	32,751	17,724
Trustees fees and expenses	3,578	354	374	343
Professional fees	17,808	17,090	28,594	18,110
Shareholder reporting expenses	77,032	10,453	7,096	5,638
Federal and state registration fees	72,147	50,127	49,180	42,641
Reorganization expenses	—	—	—	5,000
Other expenses	6,352	4,185	4,161	4,119
Total expenses before fee waiver/expense reimbursement	1,362,172	150,286	171,482	144,761
Fee waiver/expense reimbursement	—	(79,944)	(103,093)	(81,137)
Net expenses	1,362,172	70,342	68,389	63,624
Net investment income (loss)	813,945	22,755	110,246	71,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(704,151)	513,150	(5,943)	269,998
Change in net unrealized appreciation (depreciation) of investments and foreign currency	14,795,358	422,815	1,045,916	494,889
Net realized and unrealized gain (loss)	14,091,207	935,965	1,039,973	764,887
Net increase (decrease) in net assets from operations	$14,905,152	$958,720	$1,150,219	$836,806
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of

Changes in Net Assets

	Symphony Large-Cap Growth		Symphony Mid-Cap Core
	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12
Operations
Net investment income (loss)	$813,945	$102,974	$22,755	$9,691
Net realized gain (loss) from investments and foreign currency	(704,151)	(222,369)	513,150	101,623
Change in net unrealized appreciation (depreciation) of investments and foreign currency	14,795,358	3,849,534	422,815	580,300
Net increase (decrease) in net assets from operations	14,905,152	3,730,139	958,720	691,614
Distributions to Shareholders
From net investment income:
Class A	(405,181)	—	(16,667)	—
Class C	(24,498)	—	(94)	—
Class R3	(14,970)	—	(1,741)	—
Class I	(311,955)	(195)	(13,493)	—
From accumulated net realized gains:
Class A	—	(259,547)	—	—
Class C	—	(154,543)	—	—
Class R3	—	(7,057)	—	—
Class I	—	(263,637)	—	—
Decrease in net assets from distributions to shareholders	(756,604)	(684,979)	(31,995)	—
Fund Share Transactions
Proceeds from sale of shares	103,102,384	62,774,983	1,058,743	2,323,044
Proceeds from shares issued to shareholders due to reinvestment of distributions	677,182	530,191	19,126	—
	103,779,566	63,305,174	1,077,869	2,323,044
Cost of shares redeemed	(43,239,253)	(7,406,131)	(905,992)	(1,665,010)
Net increase (decrease) in net assets from Fund share transactions	60,540,313	55,899,043	171,877	658,034
Net increase (decrease) in net assets	74,688,861	58,944,203	1,098,602	1,349,648
Net assets at the beginning of period	64,897,047	5,952,844	4,180,001	2,830,353
Net assets at the end of period	$139,585,908	$64,897,047	$5,278,603	$4,180,001
Undistributed (Over-distribution of) net investment income at the end of period	$404,345	$347,004	$3,444	$12,684

See accompanying notes to financial statements.

54	Nuveen Investments

	Symphony International Equity		Symphony Low Volatility Equity
	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/13	Year Ended 9/30/12
Operations
Net investment income (loss)	$110,246	$16,514	$71,919	$35,696
Net realized gain (loss) from investments and foreign currency	(5,943)	8,999	269,998	243,885
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,045,916	117,052	494,889	271,036
Net increase (decrease) in net assets from operations	1,150,219	142,565	836,806	550,617
Distributions to Shareholders
From net investment income:
Class A	(380)	(3,164)	(22,092)	(6,821)
Class C	—	(1,962)	(1,004)	(704)
Class R3	(65)	(579)	N/A	(380)
Class I	(31,570)	(6,342)	(24,411)	(13,082)
From accumulated net realized gains:
Class A	—	—	(38,837)	—
Class C	—	—	(5,450)	—
Class R3	—	—	N/A	—
Class I	—	—	(35,712)	—
Decrease in net assets from distributions to shareholders	(32,015)	(12,047)	(127,506)	(20,987)
Fund Share Transactions
Proceeds from sale of shares	5,171,428	520,286	5,111,363	1,185,112
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,873	1,699	58,569	11,219
	5,199,301	521,985	5,169,932	1,196,331
Cost of shares redeemed	(222,375)	(524,635)	(1,099,850)	(1,042,352)
Net increase (decrease) in net assets from Fund share transactions	4,976,926	(2,650)	4,070,082	153,979
Net increase (decrease) in net assets	6,095,130	127,868	4,779,382	683,609
Net assets at the beginning of period	1,091,100	963,232	2,898,538	2,214,929
Net assets at the end of period	$7,186,230	$1,091,100	$7,677,920	$2,898,538
Undistributed (Over-distribution of) net investment income at the end of period	$93,527	$16,413	$63,990	$34,578
N/A	– After the close of business on May 30, 2012, Symphony Low Volatility Equity liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (12/06)
Year Ended 9/30:
2013	$25.19	$.21	$2.98	$3.19	$(.22)	$—	$—	$(.22)	$28.16
2012	21.34	.12	6.23	6.35	—	(2.50)	—	(2.50)	25.19
2011	20.63	— **	.71	.71	—	—	—	—	21.34
2010	17.50	— **	3.14	3.14	(.01)	—	—	(.01)	20.63
2009(e)	16.43	.01	1.06	1.07	—	—	—	—	17.50
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43
Class C (12/06)
Year Ended 9/30:
2013	24.03	.01	2.87	2.88	(.04)	—	—	(.04)	26.87
2012	20.61	(.05)	5.97	5.92	—	(2.50)	—	(2.50)	24.03
2011	20.07	(.19)	.73	.54	—	—	—	—	20.61
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07
2009(e)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11
Class R3 (9/09)
Year Ended 9/30:
2013	25.17	.17	2.96	3.13	(.16)	—	—	(.16)	28.14
2012	21.38	.09	6.20	6.29	—	(2.50)	—	(2.50)	25.17
2011	20.72	(.07)	.73	.66	—	—	—	—	21.38
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72
2009(d)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61
Class I (12/06)
Year Ended 9/30:
2013	25.50	.28	3.02	3.30	(.29)	—	—	(.29)	28.51
2012	21.53	.21	6.26	6.47	—	(2.50)	—	(2.50)	25.50
2011	20.77	.04	.72	.76	—	—	—	—	21.53
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77
2009(e)	16.53	.01	1.08	1.09	—	—	—	—	17.62
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

12.83%	$70,314	1.21%		.81%	1.21%		.81%	128%
32.70	36,680	1.79		(.06)	1.22		.51	106
3.44	2,107	2.36		(1.15)	1.23		(.02)	151
17.96	1,063	2.69		(1.40)	1.29		— ***	70
6.51	236	3.41	*	(1.82)*	1.35	*	.25 *	10

(20.13)	215	1.94		(.52)	1.35		.06	109

12.01	22,624	1.96		.05	1.96		.05	128
31.68	11,841	2.57		(.82)	1.97		(.22)	106
2.69	1,326	3.18		(2.01)	1.98		(.80)	151
17.03	367	3.43		(2.26)	2.06		(.89)	70
6.46	661	4.13	*	(2.53)*	2.09	*	(.50 )*	10

(20.72)	621	2.84		(1.49)	2.10		(.75)	109

12.56	2,738	1.46		.65	1.46		.65	128
32.32	2,372	1.99		(.14)	1.47		.38	106
3.19	60	2.67		(1.50)	1.48		(.31)	151
17.66	59	3.05		(1.90)	1.56		(.41)	70
(.45)	50	2.11	*	(2.11)*	1.59	*	(1.59)*	10

13.13	43,910	.96		1.06	.96		1.06	128
33.00	14,004	1.61		.25	.97		.89	106
3.66	2,460	2.26		(1.11)	.98		.16	151
18.19	7,080	2.57		(1.42)	1.06		.09	70
6.59	5,831	3.12	*	(1.51)*	1.09	*	.51 *	10

(19.91)	5,709	1.68		(.27)	1.10		.31	109

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(e)	For the two months ended September 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Investment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/06)
Year Ended 9/30:
2013	$25.06	$.14	$5.10	$5.24	$(.19)	$—	$(.19)	$30.11
2012	19.95	.09	5.02	5.11	—	—	—	25.06
2011	20.54	.01	(.60)	(.59)	—	—	—	19.95
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54
2009(e)	15.87	.01	1.41	1.42	—	—	—	17.29
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87
Class C (5/06)
Year Ended 9/30:
2013	23.92	(.07)	4.89	4.82	— **	—	—	28.74
2012	19.18	(.12)	4.86	4.74	—	—	—	23.92
2011	19.90	(.17)	(.55)	(.72)	—	—	—	19.18
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90
2009(e)	15.49	(.01)	1.37	1.36	—	—	—	16.85
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49
Class R3 (5/09)
Year Ended 9/30:
2013	25.04	.06	5.11	5.17	(.13)	—	(.13)	30.08
2012	19.98	.02	5.04	5.06	—	—	—	25.04
2011	20.62	(.07)	(.57)	(.64)	—	—	—	19.98
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62
2009(e)	15.95	.01	1.41	1.42	—	—	—	17.37
Year Ended 7/31:
2009(d)	14.73	(.02)	1.24	1.22	—	—	—	15.95
Class I (5/06)
Year Ended 9/30:
2013	25.39	.21	5.15	5.36	(.25)	—	(.25)	30.50
2012	20.15	.23	5.01	5.24	—	—	—	25.39
2011	20.70	.06	(.61)	(.55)	—	—	—	20.15
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70
2009(e)	15.98	.02	1.41	1.43	—	—	—	17.41
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

21.02%	$2,426	2.97%		(1.09)%	1.37%		.52%	163%
25.66	2,026	4.06		(2.33)	1.37		.36	138
(2.87)	1,591	4.57		(3.17)	1.38		.02	93
18.96	339	13.18		(11.79)	1.39		.01	82
8.95	233	12.75	*	(10.81)*	1.40	*	.54 *	17

(23.85)	214	9.20		(7.72)	1.40		.08	118

20.12	750	3.73		(1.87)	2.12		(.25)	163
24.77	548	4.92		(3.34)	2.12		(.54)	138
(3.62)	674	5.46		(4.08)	2.13		(.75)	93
18.10	314	13.95		(12.55)	2.14		(.74)	82
8.78	211	13.49	*	(11.56)*	2.14	*	(.21 )*	17

(24.44)	194	9.73		(8.24)	2.15		(.66)	118

20.70	448	3.24		(1.40)	1.62		.22	163
25.38	272	4.33		(2.60)	1.62		.10	138
(3.10)	207	5.38		(4.04)	1.63		(.28)	93
18.71	210	13.64		(12.26)	1.64		(.25)	82
8.83	177	13.00	*	(11.06)*	1.64	*	.29 *	17

8.35	162	23.32	*	(22.36)*	1.65	*	(.69 )*	118

21.35	1,654	2.72		(.86)	1.12		.75	163
26.00	1,334	3.37		(1.28)	1.12		.97	138
(2.66)	358	4.86		(3.49)	1.13		.23	93
19.30	302	13.20		(11.82)	1.14		.25	82
8.95	262	12.56	*	(10.63)*	1.14	*	.79 *	17

(23.65)	233	7.20		(5.66)	1.15		.40	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the two months ended September 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/08)
Year Ended 9/30:
2013	$14.97	$.24	$2.80	$3.04	$(.06)	$—	$(.06)	$17.95
2012	12.97	.23	1.98	2.21	(.21)	—	(.21)	14.97
2011	14.44	.22	(1.45)	(1.23)	(.24)	—	(.24)	12.97
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44
2009(d)	12.81	.01	1.16	1.17	—	—	—	13.98
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81
Class C (5/08)
Year Ended 9/30:
2013	14.83	.12	2.76	2.88	—	—	—	17.71
2012	12.84	.10	1.98	2.08	(.09)	—	(.09)	14.83
2011	14.31	.11	(1.45)	(1.34)	(.13)	—	(.13)	12.84
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31
2009(d)	12.73	(.01)	1.15	1.14	—	—	—	13.87
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73
Class R3 (10/10)
Year Ended 9/30:
2013	14.99	.20	2.80	3.00	(.02)	—	(.02)	17.97
2012	12.98	.21	1.97	2.18	(.17)	—	(.17)	14.99
2011(e)	14.50	.18	(1.50)	(1.32)	(.20)	—	(.20)	12.98
Class I (5/08)
Year Ended 9/30:
2013	14.98	.31	2.76	3.07	(.09)	—	(.09)	17.96
2012	12.98	.30	1.94	2.24	(.24)	—	(.24)	14.98
2011	14.45	.26	(1.46)	(1.20)	(.27)	—	(.27)	12.98
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45
2009(d)	12.81	.02	1.15	1.17	—	—	—	13.98
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

20.33%	$108	3.18%		(.37)%	1.35%		1.46%		18%
17.07	110	9.39		(6.43)	1.35		1.60		22
(8.70)	270	10.20		(7.43)	1.36		1.41		34
5.20	231	12.44		(9.70)	1.37		1.38		100
9.13	175	11.44	*	(9.62)*	1.37	*	.45	*	2

(26.76)	160	8.42		(4.87)	1.38		2.17		117

19.42	216	3.90		(1.08)	2.10		.73		18
16.18	137	9.68		(6.85)	2.10		.73		22
(9.41)	314	10.94		(8.08)	2.11		.75		34
4.43	179	13.21		(10.36)	2.12		.73		100
8.96	173	12.20	*	(10.37)*	2.13	*	(.30	)*	2

(27.22)	159	13.74		(10.36)	2.13		1.25		117

20.02	57	3.44		(.60)	1.60		1.24		18
16.81	52	8.17		(5.10)	1.60		1.47		22
(9.22)	45	10.54	*	(7.76)*	1.61	*	1.17	*	34

20.61	6,806	2.80		.16	1.10		1.86		18
17.38	793	6.35		(3.17)	1.10		2.07		22
(8.49)	335	10.00		(7.23)	1.11		1.66		34
5.50	405	12.10		(9.16)	1.12		1.82		100
9.13	520	11.19	*	(9.36)*	1.12	*	.70	*	2

(26.52)	476	13.45		(9.93)	1.13		2.39		117

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended September 30, 2009.
(e)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SYMPHONY LOW VOLATILITY EQUITY
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/07)
Year Ended 9/30:
2013	$22.43	$.31	$3.34	$3.65	$(.24)	$(.43)	$(.67)	$25.41
2012	17.94	.29	4.38	4.67	(.18)	—	(.18)	22.43
2011	17.40	.20	.45	.65	(.11)	—	(.11)	17.94
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40
2009(d)	14.61	.01	.71	.72	—	—	—	15.33
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61
Class C (9/07)
Year Ended 9/30:
2013	21.98	.11	3.30	3.41	(.08)	(.43)	(.51)	24.88
2012	17.58	.13	4.30	4.43	(.03)	—	(.03)	21.98
2011	17.08	.05	.45	.50	—	—	—	17.58
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08
2009(d)	14.45	(.01)	.70	.69	—	—	—	15.14
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45
Class I (9/07)
Year Ended 9/30:
2013	22.48	.38	3.32	3.70	(.29)	(.43)	(.72)	25.46
2012	17.97	.36	4.38	4.74	(.23)	—	(.23)	22.48
2011	17.43	.23	.46	.69	(.15)	—	(.15)	17.97
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43
2009(d)	14.63	.02	.70	.72	—	—	—	15.35
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

16.88%	$4,370	2.72%		(.18)%	1.22%		1.32%		84%
26.17	877	4.02		(1.38)	1.23		1.42		85
3.69	702	5.79		(3.55)	1.23		1.02		80
13.69	376	5.10		(3.42)	1.39		.30		59
4.93	310	6.48	*	(4.65)*	1.44	*	.39	*	7

(19.73)	277	7.32		(5.22)	1.45		.65		89

15.95	1,090	3.49		(1.06)	1.97		.46		84
25.24	170	5.56		(2.94)	1.98		.64		85
2.93	363	6.72		(4.50)	1.98		.25		80
12.81	221	5.80		(4.16)	2.14		(.51)		59
4.78	296	7.18	*	(5.38)*	2.20	*	(.39	)*	7

(20.35)	282	8.30		(6.19)	2.20		(.08)		89

17.14	2,218	2.51		.06	.97		1.60		84
26.56	1,852	3.29		(.60)	.98		1.71		85
3.91	1,099	5.56		(3.39)	.98		1.19		80
13.97	1,835	4.77		(3.11)	1.14		.51		59
4.92	2,177	6.18	*	(4.38)*	1.19	*	.61	*	7

(19.49)	2,077	7.14		(5.10)	1.20		.84		89

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended September 30, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”) and Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”) formerly Nuveen Symphony Optimized Alpha Fund (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Fund Information

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowing for investment purposes in equity securities, and at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Effective May 31, 2013, the Nuveen Symphony Optimized Alpha Fund was renamed the Nuveen Symphony Low Volatility Equity Fund.

Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in companies of any size.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Fund Reorganizations

During April 2013, the Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and the Trust approved the reorganizations for certain Funds included in this report (each a “Reorganization” and collectively, the “Reorganizations”).

The approved Reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen Mid Cap Select Fund (“Mid Cap Select”), a series of NIF	Symphony Mid-Cap Core
Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”), a series of NIF	Symphony Low Volatility Equity

64	Nuveen Investments

Quantitative Enhanced Core Equity and Mid Cap Core are referred to individually as an “Acquired Fund” and collectively as the “Acquired Funds.” Symphony Mid Cap Core and Symphony Low Volatility are referred to individually as an “Acquiring Fund” and collectively as the “Acquiring Funds.”

Special meetings of Mid Cap Select’s and Quantitative Enhanced Core Equity’s shareholders were held on September 20, 2013 and September 24, 2013, respectively, for the purpose of voting on the Reorganizations, at which time, the Reorganizations were approved. The Reorganizations were consummated at the close of business on October 4, 2013 for Mid Cap Select and October 29, 2013 for Quantitative Enhanced Core Equity (each subsequent to the close of this reporting period).

Upon the closing of each Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated. As a result of these transactions, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and ceased to be shareholders of the Acquired Fund. Each Acquired Fund shareholder received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the Reorganization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a ..25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	65

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

66	Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$137,962,073	$—	$—	$137,962,073
Investment Companies	1,125,298	—	—	1,125,298
Short-Term Investments:
Repurchase Agreements	—	175,788	—	175,788
Total	$139,087,371	$175,788	$—	$139,263,159

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,288,613	$—	$—	$5,288,613

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,481,451	$5,337,968	$—	$6,819,419
Investment Companies	287,629	—	—	287,629
Total	$1,769,080	$5,337,968	$—	$7,107,048

Symphony Low Volatility Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$7,648,797	$—	$—	$7,648,797
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2, where applicable.

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stocks	$—	$(3,941,029)	$3,941,029	$—	$—	$—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the

Nuveen Investments	67

Notes to Financial Statements (continued)

reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

68	Nuveen Investments

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Large-Cap Growth
	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,992,173	$51,263,611	1,511,225	$36,283,962
Class C	487,070	11,910,834	459,738	10,742,423
Class R3	53,338	1,381,867	94,378	2,383,976
Class I	1,488,764	38,546,072	534,471	13,364,622
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,765	403,356	12,856	258,536
Class C	1,059	24,457	7,991	154,230
Class R3	621	14,970	—	—
Class I	9,642	234,399	5,775	117,425
	4,049,432	103,779,566	2,626,434	63,305,174
Shares redeemed:
Class A	(968,400)	(24,981,432)	(166,604)	(4,028,425)
Class C	(138,872)	(3,488,637)	(39,325)	(902,419)
Class R3	(50,900)	(1,301,652)	(2,971)	(68,212)
Class I	(507,413)	(13,467,532)	(105,364)	(2,407,075)
	(1,665,585)	(43,239,253)	(314,264)	(7,406,131)
Net increase (decrease)	2,383,847	$60,540,313	2,312,170	$55,899,043

Nuveen Investments	69

Notes to Financial Statements (continued)

	Symphony Mid-Cap Core
	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,717	$612,376	51,329	$1,268,673
Class C	5,297	130,822	7,176	164,082
Class R3	4,018	104,444	541	13,495
Class I	8,025	211,101	36,260	876,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	560	13,810	—	—
Class C	4	84	—	—
Class R3	18	449	—	—
Class I	192	4,783	—	—
	41,831	1,077,869	95,306	2,323,044
Shares redeemed:
Class A	(24,525)	(678,318)	(50,250)	(1,196,935)
Class C	(2,119)	(55,854)	(19,407)	(431,597)
Class R3	(16)	(435)	(22)	(569)
Class I	(6,513)	(171,385)	(1,500)	(35,909)
	(33,173)	(905,992)	(71,179)	(1,665,010)
Net increase (decrease)	8,658	$171,877	24,127	$658,034

	Symphony International Equity
	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,218	$19,372	2,626	$36,949
Class C	4,708	80,520	6,043	85,255
Class R3	106	1,786	—	—
Class I	332,835	5,069,750	28,378	398,082
Shares issued to shareholders due to reinvestment of distributions:
Class A	11	168	44	598
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,773	27,705	81	1,101
	340,651	5,199,301	37,172	521,985
Shares redeemed:
Class A	(2,536)	(40,703)	(16,149)	(217,182)
Class C	(1,742)	(27,596)	(21,277)	(288,198)
Class R3	(406)	(6,611)	—	—
Class I	(8,626)	(147,465)	(1,310)	(19,255)
	(13,310)	(222,375)	(38,736)	(524,635)
Net increase (decrease)	327,341	$4,976,926	(1,564)	$(2,650)

70	Nuveen Investments

	Symphony Low Volatility Equity
	Year Ended 9/30/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	148,153	$3,485,987	17,349	$374,323
Class C	38,565	919,996	3,806	79,485
Class R3	N/A	N/A	—	—
Class I	29,374	705,380	34,796	731,304
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,171	25,099	164	3,222
Class C	198	4,173	4	86
Class R3	N/A	N/A	—	—
Class I	1,366	29,297	402	7,911
	218,827	5,169,932	56,521	1,196,331
Shares redeemed:
Class A	(16,417)	(394,287)	(17,541)	(357,169)
Class C	(2,700)	(67,157)	(16,712)	(334,175)
Class R3	N/A	N/A	(2,886)	(59,694)
Class I	(25,991)	(638,406)	(13,943)	(291,314)
	(45,108)	(1,099,850)	(51,082)	(1,042,352)
Net increase (decrease)	173,719	$4,070,082	5,439	$153,979
N/A	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended September 30, 2013, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Purchases	$195,534,830	$8,155,793	$6,030,086	$8,386,255
Sales	132,952,823	7,879,026	1,011,624	4,307,720

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	71

Notes to Financial Statements (continued)

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Cost of investments	$121,094,927	$4,427,358	$5,965,897	$6,696,112
Gross unrealized:
Appreciation	$19,703,912	$895,613	$1,228,315	$1,036,788
Depreciation	(1,535,680)	(34,358)	(87,164)	(84,103)
Net unrealized appreciation (depreciation) of investments	$18,168,232	$861,255	$1,141,151	$952,685

Permanent differences, primarily due to nondeductible reorganization expenses, foreign currency and adjustments for investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of September 30, 2013, the Funds’ tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Capital paid-in	$(2,803)	$(46)	$(170)	$(5,801)
Undistributed (Over-distribution of) net investment income	—	—	(1,117)	5,000
Accumulated net realized gain (loss)	2,803	46	1,287	801

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Undistributed net ordinary income[1]	$404,345	$225,506	$95,375	$163,328
Undistributed net long-term capital gains	—	206,342	—	183,133
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2013 and September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Distributions from net ordinary income[1]	$756,604	$31,995	$32,015	$47,507
Distributions from net long-term capital gains[2]	—	—	—	79,999

2012	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Distributions from net ordinary income[1]	$195	$—	$12,047	$20,987
Distributions from net long-term capital gains	684,784	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to the net capital gain to zero for the tax year ended September 30, 2013.

As of September 30, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Symphony Large-Cap Growth	Symphony International Equity[3]
Expiration:
September 30, 2017	$—	$369,275
Not subject to expiration:
Short-term losses	243,056	—
Long-term losses	—	—
Total	$243,056	$369,275
[3]	A portion of Symphony International Equity Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

72	Nuveen Investments

During the Funds’ tax year ended September 30, 2013, the following Funds utilized capital loss carryforwards as follows:

	Symphony Mid-Cap Core	Symphony International Equity
Utilized capital loss carryforwards	$26,383	$3,197

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Symphony International Equity
Post-October capital losses[4]	$14,280
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through September 30, 2013 and specified losses incurred from November 1, 2012 through September 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Low Volatility Equity Fund-Level Fee Rate
For the first $125 million	.5000%	.5500%	.6000%	.5000%
For the next $125 million	.4875	.5375	.5875	.4875
For the next $250 million	.4750	.5250	.5750	.4750
For the next $500 million	.4625	.5125	.5625	.4625
For the next $1 billion	.4500	.5000	.5500	.4500
For net assets over $2 billion	.4250	.4750	.5250	.4250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred

Nuveen Investments	73

Notes to Financial Statements (continued)

stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2013 the complex-level fee rate for these Funds was .1686%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2014	1.35%
Symphony Mid-Cap Core	1.15	January 31, 2014	1.40
Symphony International Equity	1.13	January 31, 2014	1.38
Symphony Low Volatility Equity	1.00	January 31, 2014	1.45

Effective October 30, 2013 (subsequent to the close of this reporting period), the Adviser has agreed to waive fees and/or reimburse expenses of Symphony Low Volatility Equity so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.45% after January 31, 2015) of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Sales charges collected (Unaudited)	$235,335	$4,544	$1,138	$16,343
Paid to financial intermediaries (Unaudited)	206,705	4,373	992	14,319

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Commission advances (Unaudited)	$104,256	$4,508	$144	$2,312

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
12b-1 fees retained (Unaudited)	$109,050	$2,442	$796	$2,791

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

74	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2013, as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
CDSC retained (Unaudited)	$2,837	$—	$—	$352

As of September 30, 2013, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Class A Shares	—	2,192	3,069	2,479
Class C Shares	—	2,290	3,095	2,528
Class R3 Shares	—	10,183	3,058	N/A
Class I Shares	—	34,425	38,892	41,835
N/A	– Fund does not offer share class.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	75

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

76	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	77

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

78	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	79

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in October 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services

80	Nuveen Investments

to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

Nuveen Investments	81

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Symphony International Equity Fund (the “International Equity Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Symphony Large-Cap Growth Fund had demonstrated generally favorable performance in comparison to peers and that although such Fund performed in the third quartile over the one-year period, it performed in the first quartile for the three- and five-year periods. In addition, the Independent Board Members observed that the International Equity Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. Finally, the Independent Board Members noted that the Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Core Fund”) and the Nuveen Symphony Low Volatility Equity Fund (formerly known as the Nuveen Symphony Optimized Alpha Fund) (the “Low Volatility Fund”) lagged their respective peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, although the Mid-Cap Core Fund was in the fourth quartile for the one-year period, such Fund was in the second quartile for the three- and five-year periods, and although the Low Volatility Fund was in the third quartile for the one-year period, such Fund was in the first quartile for the three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

82	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating

Nuveen Investments	83

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

84	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000 Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

86	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Symphony Large-Cap Growth Fund	100.00%	100.00%
Nuveen Symphony Mid-Cap Core Fund	100.00%	100.00%
Nuveen Symphony International Equity Fund	0.00%	100.00%
Nuveen Symphony Low Volatility Equity Fund	100.00%	100.00%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SYMPH-0913D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	11,946	0	2,500	0
Nuveen Symphony Low Volatility Equity Fund	11,947	0	2,500	0
Nuveen Symphony International Equity Fund	15,550	0	2,500	0
Nuveen Symphony Large-Cap Growth Fund	12,362	0	2,500	0

Total	$51,805	$0	$10,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	11,215	0	3,940	0
Nuveen Symphony Low Volatility Equity Fund	11,211	0	2,940	0
Nuveen Symphony International Equity Fund	14,604	0	2,940	0
Nuveen Symphony Large-Cap Growth Fund	11,267	0	1,000	0

Total	$48,297	$0	$10,820	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended September 30, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended September 30, 2012	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees	Tax Fees Billed to	All Other Fees
Billed to Adviser and	Adviser and	Billed to Adviser
Affiliated Fund	Affiliated Fund	and Affiliated Fund
Service Providers	Service Providers	Service Providers
0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended September 30, 2013	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,500	0	0	2,500
Nuveen Symphony Low Volatility Equity Fund	2,500	0	0	2,500
Nuveen Symphony International Equity Fund	2,500	0	0	2,500
Nuveen Symphony Large-Cap Growth Fund	2,500	0	0	2,500

Total	$10,000	$0	$0	$10,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended September 30, 2012	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	3,940	0	0	3,940
Nuveen Symphony Low Volatility Equity Fund	2,940	0	0	2,940
Nuveen Symphony International Equity Fund	2,940	0	0	2,940
Nuveen Symphony Large-Cap Growth Fund	1,000	0	0	1,000

Total	$10,820	$0	$0	$10,820

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2013